Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applied UV, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Keyoumars Saeed, Chief Executive Officer of Applied UV, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted by pursuant to the Sarbanes-Oxley Act, that, to the best of my knowledge:

1.	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: March 30, 2021	By:	/s/ Keyoumars Saeed
Keyoumars Saeed
Chief Executive Officer